Severance, Restructuring, and Acquisition Integration Activities	12 Months Ended
Dec. 31, 2016
Restructuring and Related Activities [Abstract]
Severance, Restructuring, and Acquisition Integration Activities
Severance, Restructuring, and Acquisition Integration Activities

Industrial and Network Solutions Restructuring Program: 2015-2016
Both our Industrial Solutions and Network Solutions segments have been negatively impacted by a decline in sales volume. Global demand for industrial products has been negatively impacted by the strengthened U.S. dollar and lower energy prices. Our customers have reduced capital spending in response to these conditions, and we expect these conditions to continue to negatively impact sales volume for these segments. In response to these industrial market conditions, we began to execute a restructuring program in the fourth fiscal quarter of 2015 to reduce our cost structure. We recognized approximately $9.7 million and $3.3 million of severance and other restructuring costs for this program during 2016 and 2015, respectively. We do not expect to incur any additional severance and other restructuring costs for this program. We expect the restructuring program to generate approximately $18 million of savings on an annualized basis, which we began to realize in the first fiscal quarter of 2016.

Industrial Manufacturing Footprint Program: 2016
In further response to the industrial market conditions described above, in the first quarter of 2016 we began a program to consolidate our manufacturing footprint. The manufacturing consolidation is expected to be completed by the end of 2017. We recognized $17.8 million of severance and other restructuring costs for this program during 2016. The costs were incurred by the Enterprise Solutions and Industrial Solutions segments, as the manufacturing locations involved in the program serve both platforms. We expect to incur approximately $15 million of additional severance and other restructuring costs for this program in 2017. We expect the program to generate approximately $10 million of savings on an annualized basis, beginning in the second half of 2017.

Grass Valley Restructuring Program: 2015-2016
Our Broadcast Solutions segment’s Grass Valley brand was negatively impacted by a decline in global demand of broadcast technology infrastructure products beginning in 2015. Outside of the U.S., demand for these products was impacted by the relative price increase of products due to the strengthened U.S. dollar as well as the impact of weaker economic conditions which have resulted in lower capital spending. Within the U.S., demand for these products was impacted by deferred capital spending. We believe broadcast customers have deferred their capital spending as they navigate through a number of important industry transitions and a changing media landscape. In response to these broadcast market conditions, we began to execute a restructuring program beginning in the third fiscal quarter of 2015 to reduce our cost structure. We recognized approximately $8.7 million and $25.4 million of severance and other restructuring costs for this program during 2016 and 2015, respectively. We do not expect to incur any additional severance and other restructuring costs for this program. We expect the restructuring program to generate approximately $30 million of savings on an annualized basis, which we began to realize in the fourth fiscal quarter of 2015.

Productivity Improvement Program and Acquisition Integration: 2014-2016
In 2014, we began a productivity improvement program and the integration of our acquisition of Grass Valley. The productivity improvement program focused on improving the productivity of our sales, marketing, finance, and human resources functions relative to our peers. The majority of the costs for the productivity improvement program related to the Industrial Solutions, Enterprise Solutions, and Network Solutions segments. We expected the productivity improvement program to reduce our operating expenses by approximately $18 million on an annualized basis, and we are substantially realizing such benefits. The restructuring and integration activities related to our acquisition of Grass Valley focused on achieving desired cost savings by consolidating existing and acquired operating facilities and other support functions. The Grass Valley costs related to our Broadcast Solutions segment. In 2014, we recorded $70.8 million of severance, restructuring, and integration costs. In 2015, we recorded $18.5 million of such costs related to these two significant programs, as well as other cost reduction actions and the integration of our acquisitions of ProSoft, Coast, and Tripwire. In 2016, we recognized $2.6 million of costs, primarily related to our 2016 acquisition of M2FX. We do not expect to incur any significant, additional costs for this program.
The following tables summarize the costs by segment of the various programs described above:

Year Ended December 31, 2016	Severance	Other Restructuring and Integration Costs	Total Costs
		(In thousands)
Broadcast Solutions	$(116)	$10,530	$10,414
Enterprise Solutions	636	11,326	11,962
Industrial Solutions	2,828	7,095	9,923
Network Solutions	3,734	2,737	6,471
Total	$7,082	$31,688	$38,770
Year Ended December 31, 2015
Broadcast Solutions	$16,694	$22,384	$39,078
Enterprise Solutions	(186)	909	723
Industrial Solutions	3,309	2,919	6,228
Network Solutions	(716)	1,857	1,141
Total	$19,101	$28,069	$47,170
Year Ended December 31, 2014
Broadcast Solutions	$20,025	$28,532	$48,557
Enterprise Solutions	2,183	1,135	3,318
Industrial Solutions	9,732	2,221	11,953
Network Solutions	5,314	1,685	6,999
Total	$37,254	$33,573	$70,827

The other restructuring and integration costs in 2016 primarily consisted of non-cash pension settlement charges due in part to our restructuring activities as well as equipment transfer, costs to consolidate operating and support facilities, retention bonuses, relocation, travel, legal, and other costs. The other restructuring and integration costs in 2015 and 2014 primarily consisted of costs of integrating manufacturing operations, such as relocating inventory on a global basis, retention bonuses, relocation, travel, reserves for inventory obsolescence as a result of product line integration, costs to consolidate operating and support facilities, and other costs. The majority of the other restructuring and integration costs related to these actions were paid as incurred or are payable within the next 60 days.

Of the total severance, restructuring, and acquisition integration costs recognized during 2016, $12.3 million, $25.7 million, and $0.8 million were included in cost of sales; selling, general and administrative expenses; and research and development, respectively. Of the total severance, restructuring, and acquisition integration costs recognized during 2015, $9.4 million, $31.7 million, and $6.1 million were included in cost of sales; selling, general and administrative expenses; and research and development, respectively. Of the total severance and other restructuring costs recognized during 2014, $20.7 million, $46.5 million, and $3.6 million were included in cost of sales; selling, general and administrative expenses; and research and development, respectively.

Accrued Severance
The table below sets forth the activity that occurred for the programs described above with significant severance costs. The balances are included in accrued liabilities.

	Grass Valley Restructuring	Industrial and Network Solutions Restructuring
	(In thousands)
Balance at December 31, 2015	$12,076	$2,947
New charges	886	2,919
Cash payments	(4,404)	(1,967)
Foreign currency translation	167	94
Other adjustments	(1,528)	—
Balance at April 3, 2016	$7,197	$3,993
New charges	251	1,489
Cash payments	(3,356)	(1,685)
Foreign currency translation	(13)	(42)
Other adjustments	(360)	—
Balance at July 3, 2016	$3,719	$3,755
New charges	148	1,287
Cash payments	(1,945)	(743)
Foreign currency translation	32	51
Other adjustments	(262)	—
Balance at October 2, 2016	$1,692	$4,350
New charges	749	885
Cash payments	(829)	(645)
Foreign currency translation	(90)	(259)
Balance at December 31, 2016	$1,522	$4,331

The other adjustments in the three months ended April 3, 2016 and July 3, 2016 were the result of changes in estimates. We experienced higher than expected voluntary turnover, and as a result, certain approved severance actions were not taken.
We expect the remaining amounts of these liabilities to be paid during 2017.